Exhibit (c)(2)
Exhibit (c)(2) Contact Information UBS Securities LLC 299 Park Avenue New York NY 10171 Tel. +1-212-821 3000 www.ubs.com UBS Investment Bank is a business group of UBS AG UBS Securities LLC is a subsidiary of UBS AG SF\569324.1

STRICTLY CONFIDENTIAL Project Ranger Discussion Materials May 2006 SF\569324.1

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY UBS SECURITIES LLC (“UBS”) FOR THE EXCLUSIVE USE OF RECIPIENT TOGETHER WITH ITS SUBISIDIARIES AND AFFILIATES, (THE “COMPANY”) USING INFORMATION PROVIDED BY THE COMPANY AND OTHER PUBLICLY AVAILABLE INFORMATION. UBS HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION CONTAINED HEREIN, NOR DOES UBS MAKE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS OR RELIABILITY OF THE INFORMATION CONTAINED IN THIS PRESENTATION. ANY ESTIMATES OR PROJECTIONS AS TO EVENTS THAT MAY OCCUR IN THE FUTURE (INCLUDING PROJECTIONS OF REVENUE, EXPENSE, NET INCOME AND STOCK PERFORMANCE) ARE BASED UPON THE BEST JUDGMENT OF UBS FROM THE INFORMATION PROVIDED BY THE COMPANY AND OTHER PUBLICLY AVAILABLE INFORMATION AS OF THE DATE OF THIS PRESENTATION. THERE IS NO GUARANTEE THAT ANY OF THESE ESTIMATES OR PROJECTIONS WILL BE ACHIEVED. ACTUAL RESULTS WILL VARY FROM THE PROJECTIONS AND SUCH VARIATIONS MAY BE MATERIAL. NOTHING CONTAINED HEREIN IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRESENTATION AS TO THE PAST OR FUTURE. UBS EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY RELATING OR RESULTING FROM THE USE OF THIS PRESENTATION. THIS PRESENTATION HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT TO BE CONSTRUED AS A SOLICITATION OR AN OFFER TO BUY OR SELL ANY SECURITIES OR RELATED FINANCIAL INSTRUMENTS. THE COMPANY SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRESENTATION AS LEGAL, TAX, ACCOUNTING OR INVESTMENT ADVICE OR A RECOMMENDATION. THE COMPANY SHOULD CONSULT ITS OWN COUNSEL, TAX AND FINANCIAL ADVISORS AS TO LEGAL AND RELATED MATTERS CONCERNING ANY TRANSACTION DESCRIBED HEREIN. THIS PRESENTATION DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION WHICH THE COMPANY MAY REQUIRE. NO INVESTMENT, DIVESTMENT OR OTHER FINANCIAL DECISIONS OR ACTIONS SHOULD BE BASED SOLELY ON THE INFORMATION IN THIS PRESENTATION. THIS PRESENTATION HAS BEEN PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR THE USE AND BENEFIT OF THE COMPANY; PROVIDED THAT THE COMPANY AND ANY OF ITS EMPLOYEES, REPRESENTATIVES, OR OTHER AGENTS MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE COMPANY RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE. DISTRIBUTION OF THIS PRESENTATION TO ANY PERSON OTHER THAN THE COMPANY AND THOSE PERSONS RETAINED TO ADVISE THE COMPANY IS UNAUTHORIZED. THIS MATERIAL MUST NOT BE COPIED, REPRODUCED, DISTRIBUTED OR PASSED TO OTHERS AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF UBS. SF\569324.1

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Table of Contents SECTION 1 Market Review ___1 SECTION 2 Valuation Analysis Update ___7 SECTION 3 Strategic Alternatives___12 3.A Acquisition Option___14 3.B Leveraged Recapitalization Option ___16 3.C Leveraged Growth Option ___23 3.D Sale of Company to Strategic Buyer ___26 3.E Sale of Company to Financial Buyer___28 APPENDIX A Projected Operating Results ___31 SF\569324.1

SECTION 1 Market Review

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Ranger Share Price Performance Share Price Performance Since IPO 40.00 Date Since IPO: Price Appreciation (%) 410.5 na 35.00CAGR (%) 12.9 na Highest Closing Price ($) 33.74 02/27/04 Lowest Closing Price ($) 2.78 05/16/94 30.00 Last 3 Years: $26.09Price Appreciation (%) 131.5 na 25.00 CAGR (%) 32.3 na Highest Closing Price ($) 33.74 02/27/04 ($) 20.00Lowest Closing Price ($) 10.45 05/22/03 Last 12 Months: 15.00Price Appreciation (%) 20.7 na Highest Closing Price ($) 27.44 05/03/06 Lowest Closing Price ($) 18.96 10/27/05 10.00 5.00 0.00 12/02/92 04/12/96 08/22/99 12/31/02 05/12/06 Source: Bloomberg, FactSet Note: Share prices adjusted for December 1996 and December 1997 3:2 share splits 2 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Ranger Share Price Performance Price/Volume—Last 3 Years 40.002,000,000 April 21, 2004 February 21, 2006 Priced 2.9mm shares at $27 per share, January 15, 2004 Announced introduction of including 2.0mm primary shares and 0.9mm Ranked No.1 check cashing CSO loan product in Texas1,800,000 secondary shares franchise by Entrepreneur Magazine 35.00January 4, 2005 Announced addition of 83 stores1,600,000 during the period from 10-1-04 to 1-3-05July 22, 2005 Announced the launch of new 20-week installment loan product 1,400,000 30.00 September 21, 2005 Announced Popular Cash Express stores acquisition1,200,000 December 2, 2003 Announced that Jay Shipowitz, Ranger’s then President and COO 25.00 will be appointed CEO on 1,000,000 Share Price ($)June 30, 2004Volume (Shares) 800,000 20.00 600,000 400,000 15.00 200,000 10.000 05/12/03 02/10/04 11/10/04 08/11/05 05/12/06 Source: FactSet 3

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC
Ranger Historical Valuation Price/Forward Earnings—Last Six Years1 15.3x2 0.0 5.0 10.0 15.0 20.0 25.0 05/12/00 11/10/01 05/12/03 11/10/04 05/12/06 (x) Forward P/E (x) Date Last 6 Years: Average 11.0 na Median 10.7 na Highest 21.9 02/27/04 Lowest 5.81 11/18/02 Last 3 Years: Average 13.5 na Median 13.3 na Highest 21.9 02/27/04 Lowest 8.0 05/22/03 Last 12 Months: Average 12.4 na Median 12.3 na Highest 16.0 05/03/06 Lowest 9.5 10/27/05 Current: I/B/E/S2 15.3 05/12/06 Management3 15.6 05/12/06 Source: FactSet, I/B/E/S Notes: 1 For illustrative purposes, excludes nonrecurring charges announced in April 2001 associated with Goleta National Bank loan losses and accelerated closing of unprofitable stores 2 Based on median I/B/E/S projected fiscal year 2006 EPS of $1.71 3 Based on management projected fiscal year 2006 EPS of $1.67 4 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC
Relative Valuation vs Peer Group Relative Market Performance 2006E P/E Multiple vs Peers 21.5 20.1 18.5 17.8 17.2 15.6 15.6 15.2 14.9 0.0 5.0 10.0 15.0 20.0 25.0 FCFS QCCO EZPW Multiline [2] CSH Ranger [3] Monoline [1] AEA DLLR (x) Long-Term Growth Rate vs Peers 20.7% 15.5% 113.7% 11.4% 75.0 100.0 125.0 150.0 175.0 200.0 225.0 250.0 05/12/05 08/11/05 11/10/05 02/09/06 05/12/06 (%) Ranger Monoline [1] Multiline [2] S&P 500 20.0 20.0 17.5 15.5 15.0 15.0 15.0 15.0 14.5 0.0 5.0 10.0 15.0 20.0 25.0 FCFS EZPW Multiline [2] QCCO AEA Monoline [1] CSH DLLR Ranger (%) Source: FactSet Notes: Market data as of May 12, 2006 1 Includes AEA and QCCO 2 Includes CSH, DLLR, EZPW and FCFS 3 Based on management projected fiscal year 2006 EPS of $1.67 5 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC
Market Perspectives on Ranger General consensus is that Ranger is trading “at a discount” to its checking cashing/payday lending peers Analyst Ratings—Ranger “ While loan volume was below expectations, average fees were higher...reflects the contribution of the CSO product in TX and increased loan size in company funded loans. Ranger’s loan size under the CSO was approximately $406, which compares with a $306 average loan size for the Republic loan. While only a small contributor to 3Q06 results, we believe CSO should provide meaningful growth in loan fees going forward. Despite Ranger’s diversified business model and attractive earnings growth outlook, it continues to trade at a discount to the peer group. On an EV/EBITDA multiple, Ranger is trading at 6.3x our CY06 EBITDA estimates, which compares with the peer group multiple of 8.7x. Ranger is currently trading at 13.9.x and 11.3x our revised CY06 and CY07 EPS estimates, respectively, below the peer group multiples. Our price target of $29 represents a 15.0x multiple of our CY06 EPS estimate, and 12.5x our CY07 EPS estimate. ” Jefferies & Company, Inc. April 28, 2006 “ Coming off a quarter that will include the closing of a sizable acquisition, a softer tax check season, FDIC issues in Arkansas, Pennsylvania and Texas and the implementation of the CSO model in Texas – management has been extremely busy. We think the management team has built a unique, national platform to offer a full-menu of financial services to the non-traditional banking customer basis. On our estimate, Ranger is trading at a discount to its peer group of check casher / payday lenders. We think the long term fundamental story is solid; however we think near-term issues could cause the stock to trade down and offer a more attractive entry point for long-term investors. Therefore, we rate Ranger shares EQUAL-WEIGHT with a $30 target. ” The Utendahl Group April 3, 2006 100 100 60 80 40 29 67 60 29 20 60 57 33 40 71 14.3 40 0 20 40 60 80 100 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Jun-05 Dec-05 Mar-06 Current (%) Buy Hold Sell . Source: FactSet 6

SECTION 2 Valuation Analysis Update

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Relative Valuation vs Peer Group Check Cashing/Payday Lending Peers Price/ Long-Term Market Enterprise Stock 52-WeekPrice/ Debt/ EPS Value Value1 Price High EV/Revenue (x)1 EV/EBITDA (x)1 Price/Earnings (x) Book Equity Growth ($mm) ($mm) ($) (%) 2006E 2007E 2006E 2007E 2006E 2007E (x) (x) (%) Ranger 366 4402 26.09 93.2 1.52,3 1.22,3 7.52,4 6.12,4 15.65 12.45 1.68 0.36 14.5 Advance America 1,232 1,239 14.96 83.8 1.8 1.6 7.5 6.1 15.2 11.8 3.91 0.0 15.0 Cash America 942 1,051 31.82 91.3 1.6 1.4 8.4 7.4 17.2 15.2 2.38 0.3 15.0 First Cash Financial 647 647 20.19 87.8 2.7 2.3 11.6 8.9 21.5 17.6 3.68 – 20.0 EZCORP 420 420 31.86 78.8 1.4 1.3 na na 18.5 15.1 2.79 – 20.0 Dollar Financial 335 634 18.40 93.2 2.0 1.8 8.0 7.1 14.9 12.6 5.04 4.5 15.0 QC Holdings 277 277 13.64 79.8 1.5 1.2 8.9 6.0 20.1 13.0 2.47 – 15.5 Peer Median — — — 85.8 1.7 1.5 8.4 7.1 17.8 14.0 3.23 0.0 15.3 Source: Factset, Company filings Notes: Market data as of May 12, 2006. Financial data as of March 31, 2006 1Assumes no excess cash in enterprise value calculation 2Ranger enterprise value calculated as equity market value plus average working revolver balance of $55mm (per management) plus $19.4mm of convertible debt 3Based on management revenue projections for fiscal years 2006 and 2007 of $302mm and $357mm, respectively 4Based on management EBITDA projections for fiscal years 2006 and 2007 of $59mm and $72mm, respectively 5Based on management EPS projections for fiscal years 2006 and 2007 of $1.67 and $2.11, respectively 6Total debt includes average working revolver balance of $55mm (per management) and $19.4mm of convertible debt 8 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Precedent Transactions All the transactions in the alternative lending space thus far have been private deals with little deal information disclosed Precedent Transactions—Alternative Lending Transaction Enterprise Value/ (x) Price/ (x) Debt/LTM Announce Value Revenue EBITDA Earnings EBITDA Date Acquiror Target ($mm) LTM 2006E LTM 2006E LTM 2006E (x) Pending Private Equity Firm Private Company 200–2201 2.0–2.2 1.8–2.0 5.9–6.5 4.8–5.3 11.1–12.3 7.9–8.7 4.5 02/27/06 Diamond Castle Buckeye Check Cashing 282 2.4 2.0 7.2 6.9 na 8.0 4.4 09/08/04 Rutland Fund European Ops of Cash America128 2.6 na na na na na na 09/07/04 Cash America Camco 152 2.3 na 9.7 na 15.02na na Source: Company filings, UBS Notes: 1Based on UBS estimates 2Adjusted for taxes assuming a rate of 35% The two most recent sizable deals are the most relevant in terms of relative pricing 9 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Updated Discounted Cash Flow Analysis Overview of DCF Analysis ¨Based on available management projections through 2010; growth rates assumed thereafter Discounted Cash Flow Calculation of Equity Value For the Fiscal Years Ended June 30, ($mm, unless otherwise stated) ($mm, unless otherwise stated) 2007P 2008P 2009P 2010P 2011P1 2012P1 Sum of Present Value Cash Flows 512.2 EBITDA 71.7 82.2 92.0 101.7 110.1 120.4 Less: Revolving Advances5 (51.4) Less: Depreciation and Amortization (13.0) (13.7) (14.3) (14.8) (16.3) EBIT 58.8 68.5 77.8 86.9 93.8 Implied Equity Value (06/30/06) 460.8 Estimated Tax Expense (39.0%) (22.9) (26.7) (30.3) (33.9) (36.6) Fully Diluted Share Count (mm)6 15.6 Unlevered Net Income 35.8 41.8 47.4 53.0 57.2 Value Per Share (06/30/06) ($) 29.60 Add: Depreciation and Amortization 13.0 13.7 14.3 14.8 16.3 Add: Noncash Loss on Disposal of Assets 0.4 0.4 0.4 0.4 0.4 Add: Provision for Loan Losses 42.4 49.4 56.8 64.2 76.5 Less: Net Deferred Revenue (1.6) (2.8) (3.3) (1.8) (2.0) Less: Net Total Loan Disbursements (47.4) (56.9) (64.2) (72.0) (85.4) Less: Other Working Capital Required 8.1 4.7 5.9 4.5 3.7 Less: Increases in Operating Cash2 (10.5) (8.4) (8.4) (8.4) (8.4) Less: Capital Expenditures (12.5) (13.1) (13.7) (14.3) (14.9) Free Cash Flow 27.7 28.8 35.2 40.5 43.5 Terminal Value3 – – – – 722.7 Total Cash Flow 27.7 28.8 35.2 40.5 766.1 Discount Period (Years) 1.0 2.0 3.0 4.0 5.0 Discount Factor (x)4 0.88 0.78 0.69 0.61 0.54 Present Value of Free Cash Flow 24.5 22.6 24.4 24.8 415.8 Notes: 1Growth rates assumed for 2011 and 2012 operating results 2Per management projections. Reflects net increase in store count and required cash balances for the incremental stores 3Based on assumed 6.0x terminal EBITDA multiple 4Based on assumed 13.0% discount rate 5Represents projected Ranger revolver balance as of June 30, 2006, per management 6Based on net total options outstanding as of March 31, 2006 (assuming treasury stock method), total restricted shares outstanding as of March 31, 2006 and conversion of $19.4mm of convertible debt, per management 10 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Updated Discounted Cash Flow Analysis Sensitivity Analysis Sensitivity to Valuation Assumptions—Total Equity Value Sensitivity to Valuation Assumptions—Value Per Share1 2012P EBITDA Terminal Value Multiple (x) 2012P EBITDA Terminal Value Multiple (x) 5.0 5.5 6.0 6.5 7.0 5.0 5.5 6.0 6.5 7.0 11.0 432.6 468.3 504.1 539.8 575.6 11.0 27.83 30.07 32.32 34.56 36.80 12.0 413.5 447.7 481.9 516.1 550.2 12.0 26.64 28.78 30.92 33.07 35.21 Discount Discount Rate 13.0 395.4 428.1 460.8 493.5 526.2 Rate 13.0 25.50 27.55 29.60 31.65 33.70 (%) (%) 14.0 378.2 409.5 440.8 472.1 503.3 14.0 24.42 26.38 28.34 30.31 32.27 15.0 361.9 391.8 421.7 451.7 481.6 15.0 23.39 25.27 27.15 29.03 30.91 Note: Respective valuations discounted to June 30, 2006 1Based on net total options outstanding as of March 31, 2006 (assuming treasury stock method), total restricted shares outstanding as of March 31, 2006, and conversion of $19.4mm of convertible debt, per management 11

SECTION 3 Strategic Alternatives

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Overview of Strategic Alternatives Status Quo Acquisitions Leveraged Recapitalization Sale of Company ¨Maintains board and ¨ Maintains board and ¨ Maintains board and ¨ Likely the most efficient management control over management control over a management control over alternative for value realization Ranger larger operating entity Ranger for shareholders ¨ Opportunity for shareholders to ¨ Opportunity to participate in ¨ Financing readily available to ¨ Potential premium could bring Pros participate in potential upside the upside associated with the support a leveraged valuation closer to the peer associated with successful execution of Ranger’s business recapitalization group execution of Ranger’s business plan ¨ Eliminates the need to focus on plan – potential to benefit from short term earnings targets to possible synergies between maintain valuation Ranger and target ¨Value realization in public ¨ An accretive transaction for ¨ Levered balance sheet could ¨ Loss of control over Ranger company format has been Ranger would be difficult given prevent a potential buyer from ¨ Inability to participate in suboptimal in the last few years the relative valuation of Ranger offering a significant premium potential future growth – persistent trading discount versus the peer group in a take-private transaction to peer group ¨ Potential integration issues ¨ Reduced flexibility to finance an Cons ¨ Continuing need to meet short associated with a opportunistic acquisition or term earnings targets to transformational acquisition invest in organic growth in the maintain valuation business ¨May not be the best option in terms of value creation for shareholders 13

SECTION 3.A Strategic Alternatives Acquisition Option

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Acquisition Option Given Ranger’s relative size, there are two feasible public acquisition targets among its peers ¨Both franchises would represent a major expansion of Ranger’s operations ¨Given Ranger’s relative valuation compared to its peers, it would be difficult for Ranger to offer either of these firms a meaningful premium to current market value without significant earnings dilution Affordability Analysis1 Current Market Valuation 2007E GAAP Accretion/(Dilution) (%) Market Enterprise Target/ 2007E 2007E Pro Forma Debt/EBITDA Cap Value Market Cap2 P/E EV/EBITDA Premium to Market (%)3 4 Potential Target ($mm) ($mm) (%) (x) (x) 10.0 15.0 20.0 (x) 100% Stock Dollar Financial5 335 634 91.4 12.6 7.1 (8.8) (11.0) (13.1) 2.7 QC Holdings6 277 277 75.7 13.0 6.0 (12.0) (14.0) (15.9) 0.9 50%/50% Cash/Stock Dollar Financial5 335 634 91.4 12.6 7.1 (9.4) (12.4) (15.3) 4.2 QC Holdings6 277 277 75.7 13.0 6.0 (10.4) (13.1) (15.7) 3.0 100% Cash Dollar Financial5 335 634 91.4 12.6 7.1 (10.8) (15.4) (20.1) 5.7 QC Holdings6 277 277 75.7 13.0 6.0 (12.0) (15.9) (19.9) 5.2 Notes: Market data as of May 12, 2006. Financial data as of March 31, 2006 1Assumes cost of financing per Bear Stearns indicative pricing, cost savings phased in 50% in 2007, finite life intangibles created equal to 5% of premium paid to target tangible book value and amortized over ten years using straight-line methodology and restructuring charge created equal to 150% of pre-tax cost savings 2Target market capitalization as a percentage of Ranger market capitalization of $366mm 3Premium to respective target’s share price as of May 12, 2006 4Based on 15% premium scenario. Calculated as the sum of projected Ranger revolver balance of $51.4mm as of June 30, 2006, Ranger’s $19.4mm of convertible debt and respective target’s debt outstanding, divided by projected combined EBITDA for the year ended June 30, 2006. Does not include effect of assumed cost savings 5Assumes fully phased-in cost savings of $10mm (4.0% of MRQ annualized total expenses, excluding depreciation & amortization, interest, provision for loan losses and nonrecurring charges) 6Assumes fully phased-in cost savings of $5mm (4.5% of MRQ annualized total expenses, excluding depreciation & amortization, interest, provision for loan losses and nonrecurring charges) 15

SECTION 3.B Strategic Alternatives Leveraged Recapitalization Option

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option The Company has the option of using leverage to fund a repurchase of shares, a special dividend or some combination thereof Illustrative Base Case Overview ¨ Financing structure based on Bear Stearns commitment letter to JLL Partners ¨ $200mm Senior ABL Facility plus $75mm Seasonal Facility Structure – $51.4mm drawn at closing to refinance projected balance of existing revolver ¨ $110mm Term Loan B Facility ¨ Analysis assumes addition of approximately 2.0x EBITDA of debt to fund return of capital to shareholders, Leverage resulting in a recapitalized balance sheet ¨Pro forma leverage under leveraged recapitalization analysis of 3.2x debt/EBITDA ¨Senior ABL Facility: cost of 8.75% (Prime + 75 bps spread) Pricing ¨ Term Loan B Facility: cost of 10.5% (Prime + 250 bps spread); represents midpoint of the ratings-based range given by Bear ¨Proceeds of approximately $105mm available for recapitalization after refinancing of projected revolver balance and fees of approximately $5mm ¨Under the Illustrative Base Case, shares are repurchased using $52.5mm of proceeds, representing approximately 1.7mm shares (11.6% of shares outstanding after addition of exercisable options) Share ¨Given Ranger’s trading volume over the last 12 months and restrictions on repurchases, a 20-day tender Repurchase offer would be used to effectuate the buyback – under the Illustrative Base Case, the assumed tender offer premium to market of approximately 20.9% would be approximately 5% incremental premium to current share price over the special dividend of $4.15 (15.9% of current share price of $26.09) ¨Balance of proceeds ($52.5mm) paid out to shareholders remaining after completion of share repurchase ¨ Available proceeds per share of approximately $4.15 represents approximately 15.9% of Ranger’s current Special Dividend share price of $26.09 ¨Conversion price of convertible debt would be adjusted downward because of the special dividend, adding approximately 110,000 shares to Ranger’s diluted share count under the Illustrative Base Case Note: Market data as of May 12, 2006 17 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option The Illustrative Base Case assumes half of proceeds used to repurchase shares, while other half used to fund a special dividend to remaining shareholders ¨Analysis assumes holders of exercisable options would exercise ¨Assumed tender offer premium of $5.46 (20.9% premium) to current share price represents 5% of incremental value compared to the special dividend per share of $4.15 (15.9% of current share price) – higher value for tender offer premium would be necessary to incent shareholders to tender shares Sources & Uses of Funds—Illustrative Base Case Share Repurchase and Special Dividend—Illustrative Base Case Amount Amount Sources ($mm) Uses ($mm) Senior ABL Facility 51.4 Repurchase Shares 52.5 Tender Offer Share Repurchase: Term Loan B Facility 110.0 Refinance Revolver1 51.4 Ranger Share Price (05/12/06) ($) 26.09 Special Dividend 52.5 Assumed Tender Offer Premium (%) 20.9 Financing Fees2 3.2 Assumed Tender Offer Premium ($) 5.46 Other Costs 1.8 Buyback Share Price ($) 31.55 Total Sources 161.4 Total Uses 161.4 Pro Forma Shares Outstanding (mm): Notes: Market data as of May 12, 2006 Current Shares Outstanding 14.0 1Balance as of June 30, 2006, per management projections Total Net Shares Added from Options Exercisable3 0.3 2Assumes financing fees of 2% Recapitalization Share Repurchase (1.7) 3Based on options exercisable as of March 31, 2006. Assumes share repurchases under Pro Forma Shares Outstanding 12.6 treasury stock method at tender offer price of $31.55 4Calculated as $52.5mm of remaining debt proceeds divided by 12.6mm pro forma shares Special Dividend: outstanding Portion of Funds for Special Dividend ($mm) 52.5 5Calculated as ($31.55 repurchase price -$4.15 special dividend)/($31.55 repurchase price) Special Dividend Per Share ($)4 4.15 6 Calculated as (0.87 adjustment factor — 1)*($26.77 standalone conversion price) Dividend/Market Share Price (%) 15.9 Adjustment of Conversion Price: Convertible Debt Balance ($mm) 19.4 Standalone Conversion Price ($) 26.77 Standalone Shares From Convertible Debt (mm) 0.7 Adjustment Factor (x)5 0.87 Adjustment to Conversion Price ($)6 (3.52) Adjusted Conversion Price ($) 23.25 Pro Forma Shares From Convertible Debt (mm) 0.8 18

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option Pro Forma Leverage Ratios and Capitalization—Illustrative Base Case Credit Statistics—Illustrative Base Case Ranger Capitalization—Illustrative Base Case As of June 30, 2006 As of June 30, 2006 Projected Pro Forma ($mm) Projected3 Pro Forma Leverage Ratios (x): Cash and Equivalents 117.4 117.4 Total Debt/EBITDA1 1.2 3.2 Existing Revolving Facility 51.4 – Debt/Equity 0.3 1.5 Senior ABL Facility – 51.4 Interest Coverage Ratios (x): Term Loan B Facility – 110.0 EBITDA/Interest Expense1 7.8 3.4 Convertible Notes 19.4 19.4 (EBITDA – CapEx)/Interest Expense1,2 5.9 2.6 Total Debt 70.8 180.8 Shareholders’ Equity 222.4 117.4 Total Capitalization 293.1 298.1 Notes: 1Based on projected 2006 adjusted EBITDA of $57mm (excludes $2mm of projected net deferred revenues) 2Based on projected 2006 capital expenditures of $13.6mm 3Balances as of June 30, 2006, per management projections 19 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option For shareholders remaining after the repurchase, total value is estimated as the sum of the special dividend and a range of estimated future share prices discounted to June 30, 2006 ¨Future enterprise value is calculated similarly to the exit valuation for the LBO analysis - a range for future enterprise value is estimated based on a range of EBITDA multiples applied to projected EBITDA — projected future debt outstanding is based Ranger’s ability to generate cash flows to repay debt raised for the leveraged recapitalization ¨Implied share price is calculated as total implied equity value divided by future shares outstanding - future shares outstanding based on shares outstanding pro forma for tender offer (approximately 12.6mm), an annual addition of 150,000 shares (per management) and the conversion of the convertible notes at the adjusted conversion price Future Equity Value/Total Discounted Value Calculation-Illustrative Base Case Implied Assumed Implied Less: Implied DiscounteAdd: Total d As of 2011P EBITDA Enterprise Total Equity Pro Forma Implied Discount Share Special Discounte d Future EBITDA Multiple Value1 Debt Value Shares2 Share Factor3 Price4 Dividend Value4 Price Date: ($mm) (x) ($mm) ($mm) ($mm) (mm) ($) (x) ($) ($) ($) 06/30/10 110 7.0 771 (60) 710 14.1 50.46 0.61 30.94 4.15 35.09 6.5 716 (60) 655 14.1 46.55 0.61 28.54 4.15 32.70 6.0 661 (60) 600 14.1 42.64 0.61 26.14 4.15 30.30 5.5 606 (60) 545 14.1 38.73 0.61 23.75 4.15 27.90 5.0 550 (60) 490 14.1 34.82 0.61 21.35 4.15 25.50 Notes: 1Assumes no excess cash in enterprise value calculation 2Calculated as pro forma shares outstanding after tender offer (approximately 12.6mm), plus annual addition of 150,000 shares (per management) and the conversion of the convertible notes into approximately 0.8mm shares at the adjusted conversion price of $23.25 3Represents period between June 30, 2010 and June 30, 2006 at assumed 13% discount rate 4Discounted to June 30, 2006 20 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option Sensitivity Analysis-Illustrative Base Case Sensitivity of Discounted Future Share Price Sensitivity of Total Value Per Share (Share Price + Dividend)1 Assumed Assumed EBITDA EBITDA Multiple Discounted from June 30, Multiple Discounted from June 30, (x) 2008 2009 2010 2011 (x) 2008 2009 2010 2011 7.0 29.58 30.66 30.94 31.40 7.0 33.74 34.82 35.09 35.55 6.5 26.97 28.13 28.54 29.10 6.5 31.12 32.29 32.70 33.26 6.0 24.35 25.60 26.14 26.81 6.0 28.51 29.76 30.30 30.96 5.5 21.74 23.07 23.75 24.51 5.5 25.89 27.23 27.90 28.66 5.0 19.12 20.54 21.35 22.21 5.0 23.28 24.70 25.50 26.36 Note: Respective valuations discounted to June 30, 2006 1Based on special dividend under Illustrative Base Case of $4.15 per share 21 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Recapitalization Option Sensitivity Analysis Sensitivity of Transaction Statistics Sensitivity of Total Value Per Share (Share Price + Dividend)4 Share Repurchase ($mm) 105.0 75.0 52.5 25.0 0.0 Share Repurchase ($mm) 105.0 75.0 52.5 25.0 0.0 Dividend ($mm) 0.0 30.0 52.5 80.0 105.0 Dividend ($mm) 0.0 30.0 52.5 80.0 105.0 Share Repurchase: 7.0 36.18 35.58 35.09 34.84 34.80 Share Repurchase Price ($)1 29.35 29.94 31.55 33.29 — Assumed 6.5 33.37 33.02 32.70 32.60 32.67 Premium to Market (%)2 12.5 14.8 20.9 27.6 — EBITDA 6.0 30.57 30.46 30.30 30.36 30.55 Multiple (x) Shares Repurchased (mm) 3.6 2.5 1.7 0.8 — 5.5 27.77 27.90 27.90 28.11 28.42 Repurchase/Total Shares (%)3 25.0 17.5 11.6 5.2 — 5.0 24.96 25.34 25.50 25.87 26.29 Special Dividend: Dividend Per Share ($) — 2.54 4.15 5.90 7.36 Dividend/Share Price (%)2 — 9.8 15.9 22.6 28.2 Notes: 1Assumes tender offer premium is approximately 5% greater than (special dividend/share price) expressed as a percentage of Ranger share price of $26.09 as of May 12, 2006 2Based on Ranger share price of $26.09 as of May 12, 2006 3Based on total shares outstanding after assumed exercise of options exercisable as of March 31, 2006. Assumes treasury stock method for options exercised based on tender offer price 4Implied future share price component shown discounted from 2010 22

SECTION 3.C Strategic Alternatives Leveraged Growth Option

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Growth Option The leveraged growth option assumes that Ranger is levered to 6.0x adjusted EBITDA, including convertible debt ¨Cost of incremental borrowings based on Bear Stearns’ proposed financing ¨Borrowings are reinvested into business at the projected return on assets Historical and Projected Return on Assets For the Fiscal Year Ended June 30, ($mm, except where otherwise indicated) 2002A 2003A 2004A 2005A 2006P 2007P 2008P 2009P 2010P Beginning Assets 276.2 267.1 258.8 270.3 292.6 346.5 364.4 380.7 426.7 Ending Assets 267.1 258.8 270.3 292.6 346.5 364.4 380.7 426.7 482.8 Average Assets 271.6 262.9 264.5 281.4 319.6 355.5 372.6 403.7 454.8 Reported Net Income 10.1 12.8 17.1 27.4 23.8 30.8 37.2 44.1 50.9 Total After-Tax Non-Recurring Items1 1.2 0.7 2.0 (0.1) 1.2 — - — - Adjusted Net Income 11.3 13.4 19.0 27.3 25.0 30.8 37.2 44.1 50.9 Adjusted Return on Average Assets (%) 4.2 5.1 7.2 9.7 7.8 8.7 10.0 10.9 11.2 Pro Forma Leveraged Return on Assets For the Fiscal Year Ended June 30, ($mm, except where otherwise indicated) 2007P 2008P 2009P 2010P Standalone Average Assets 355.5 372.6 403.7 454.8 Additional Capital2 264.6 264.6 264.6 264.6 Pro Forma Average Assets 620.1 637.2 668.3 719.4 Projected Return on Average Assets (%) 8.7 10.0 10.9 11.2 Pro Forma Net Income 53.8 63.7 73.0 80.6 Less: After-Tax Interest Expense3 (19.1) (19.1) (19.1) (19.1) Pro Forma Net Income 34.7 44.6 53.9 61.5 Add: Convertible Debt Interest Expense4 0.4 0.4 0.4 0.4 Pro Forma Net Income for Diluted EPS 35.1 45.0 54.3 61.9 Diluted Shares Outstanding (mm)4 14.8 15.0 15.1 15.3 Pro Forma Diluted EPS ($) 2.37 3.00 3.59 4.05 Notes: Fiscal year 2006-2010 net income and ending assets per management projections 1Includes loss on extinguishment of debt, gain on sale of Netspend Corporation warrants, Hurricane Katrina-related expenses, and other nonrecurring items 2Represents $270mm of incremental borrowings (4.8x adjusted EBITDA) less assumed 2% financing fees. Total pro forma borrowings including projected revolver balance of $51.4mm and $19.4mm of convertible debt equals 6.0x adjusted EBITDA of $57mm. Includes noncash straight-line amortization of assumed financing fees of 2% 3Assumes $120mm of borrowings at 10.5% and $150mm of borrowings at 12.0%
24

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Leveraged Growth Option Sensitivity of Discounted Value Per Share Discounted Share Price Calculation Sensitivity-Discounted Share Price2 Implied Pro Forma Assumed Implied Discounted Assumed As of 2010P Price/ Share Discount Share Price/ Future EPS Earnings Price Factor1 Price Earnings Discounted from June 30, Date: ($) (x) ($) (%) ($) (x) 06/30/07 06/30/08 06/30/09 06/30/09 4.05 13.5 54.72 0.69 37.92 13.5 35.90 37.95 37.92 13.0 52.69 0.69 36.52 13.0 34.57 36.54 36.52 12.5 50.67 0.69 35.11 12.5 33.24 35.13 35.11 12.0 48.64 0.69 33.71 12.0 31.91 33.73 33.71 11.5 46.61 0.69 32.31 11.5 30.58 32.32 32.31 Notes: 1Represents period between June 30, 2009 and June 30, 2006 at assumed 13% discount rate 2Respective valuations discounted to June 30, 2006 25

SECTION 3.D Strategic Alternatives Sale of Company to Strategic Buyer

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Sale of Company to Strategic Buyer Strategic acquirors would have to consider the relative size of Ranger ¨A strategic acquiror could potentially pay up to approximately $50 per share in a 100% cash transaction without diluting 2007E EPS (assuming a constant cost of funding of 7.5%) ¨CompuCredit’s low valuation presents an obstacle to an all-stock acquisition ¨First Cash Financial’s high valuation and debt-free status could aid the firm in executing a transaction with either cash or stock as an acquisition currency Affordability Analysis1 0% GAAP Dilution Case 0% GAAP Dilution Case 50/50 Cash/Stock 100% Stock Equity Equity Ranger Implied Value/ Pro Forma Ranger Implied Value/ Pro Forma Acquiror 2007E AcquisitionMarket Market Debt/ AcquisitionMarket Market Debt/ Market Cap P/E Share PricePremium2 Cap4 EBITDA3 Share PricePremium2 Cap4 EBITDA3 Potential Target ($mm) (x) ($) (%) (%) (x) ($) (%) (%) (x) CompuCredit 1,977 8.6 29.52 13.1 23.2 nm 21.34 (18.2) 16.6 nm First Cash Financial 647 17.6 44.92 72.2 108.9 3.6 41.90 60.6 101.5 0.5 Notes: Market data as of May 12, 2006. Financial data as of March 31, 2006 1Assumes 7.5% cost of financing, pre-tax cost savings of $7.5mm, cost savings phased in 50% in 2007, finite life intangibles created equal to 5% of premium paid to Ranger tangible book value and amortized over ten years using straight-line methodology, conversion of $19.4mm of convertible debt and restructuring charge created equal to 150% of pre-tax cost savings 2Premium to Ranger share price of $26.09 as of May 12, 2006 3Calculated as the sum of the respective acquiror’s current debt outstanding, Ranger’s projected revolver balance of $51.4mm as of June 30, 2006 and Ranger’s $19.4mm of convertible debt, divided by projected combined EBITDA for the year ended June 30, 2006. Does not include effect of projected cost savings 4Equity value of Ranger at respective acquisition share prices divided by market capitalization of acquiror as of May 12, 2006 27

SECTION 3.E Strategic Alternatives Sale of Company to Financial Buyer

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Sale of Company to Financial Buyer Transaction Summary ¨Bear Stearns’ financing package offers leverage up to 6.0x adjusted 2006P EBITDA of $58.2mm, subject to a minimum equity investment of $145mm –EBITDA adjusted for deferred revenues and assumed reduction of public company expenses1 Assumed Acquisition Price Per Share ($) ($mm, except where otherwise indicated) 28.00 29.00 30.00 31.00 32.00 Implied Total Transaction Value2 496 512 528 543 559 Valuation Metrics: Premium to Market (05/12/06) (%) 7.3 11.2 15.0 18.8 22.7 Premium to LTM Average Price (%)3 19.2 23.4 27.7 31.9 36.2 Price/2006P EPS (x)4 16.7 17.3 17.9 18.5 19.1 Price/2007P EPS (x)4 13.3 13.7 14.2 14.7 15.2 EV/2006P EBITDA (x)5 8.4 8.7 9.0 9.2 9.5 EV/2007P EBITDA (x)5 6.9 7.1 7.4 7.6 7.8 Financing Structure: Equity 149 160 176 192 208 Equity/Purchase Price (%) 30.1 31.3 33.4 35.3 37.2 Senior ABL Facility 51 51 51 51 51 Term Loan B Facility 125 125 125 125 125 Senior Notes 170 175 175 175 175 Acquisition Debt/2006P Adjusted EBITDA (x) 6.0 6.0 6.0 6.0 6.0 Notes: Market data as of May 12, 2006. Assumes transaction close of June 30, 2006 1Based on projected 2006 public company expenses of $1.3mm, per management 2Based on projected $51.4mm revolver balance as of June 30, 2006, per management. Transaction share count includes net total options outstanding as of March 31, 2006 (assuming treasury stock method), total restricted shares outstanding as of March 31, 2006, and conversion of $19.4mm of convertible debt, per management. Includes estimated financing and transaction fees 3Average share price of $23.50 for latest twelve months through May 12, 2006 4Based on management projections of $1.67 for 2006 and $2.11 for 2007 5Based on projected EBITDA of $58.9mm for 2006 and $71.7mm for 2007 29 cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Sale of Company to Financial Buyer Sensitivity of Sponsor Returns ¨Based on available management projections through 2010; growth rates assumed thereafter ¨Assumes June 30, 2011 exit based on a multiple of 2012 projected EBITDA of $120.4mm ¨Leverage and pricing per Bear Stearns letter: – $55mm refinancing of existing revolver balance through Senior ABL Facility – cost of 8.75% (Prime + 75 bps spread) – $125mm of proceeds from Term Loan B Facility – cost of 10.5% (Prime + 250 bps spread); represents midpoint of the ratings-based range given by Bear – $175mm of proceeds from issuance of Senior Notes – assumed cost of 12% Preliminary IRR Analysis Acquisition Share Price ($) 28.00 29.00 30.00 31.00 32.00 Implied 2007P EBITDA Multiple (x) 6.9 7.1 7.4 7.6 7.8 8.0 35.7 33.5 31.0 28.7 26.7 7.5 33.2 31.0 28.6 26.4 24.4 Exit: 2012P 7.0 30.6 28.4 26.0 23.8 21.9 EV/EBITDA 6.51 27.5 25.4 23.0 20.9 19.0 Multiple 6.0 24.5 22.3 20.0 18.0 16.1 (x) 5.5 20.9 18.8 16.5 14.5 12.7 5.0 16.9 14.7 12.6 10.6 8.9 Note: 1Represents 2007P EBITDA multiple for transaction at share price of $26.09 as of May 12, 2006. Includes estimated financing and transaction fees. Based on projected $51.4mm revolver balance as of June 30, 2006, per management. Transaction share count includes net total options outstanding as of March 31, 2006 (assuming treasury stock method), total restricted shares outstanding as of March 31, 2006, and conversion of $19.4mm of convertible debt, per management 30

APPENDIX A Projected Operating Results

cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Projected Operating Results Operating Assumptions Management Projections Assumed Growth Rates 2007P 2008P 2009P 2010P 2011P 2012P Revenue Growth Rates (%): Check Cashing 8.8 2.1 3.1 3.9 4.0 3.5 Short-Term Consumer Loans 32.5 22.9 18.3 16.4 16.0 15.0 Bill Payments 18.3 11.8 10.1 7.7 7.5 7.0 Money Transfers 13.3 3.2 5.3 (5.1) (5.0) (5.0) Money Orders 8.8 0.7 2.0 3.0 3.0 3.0 Franchising 3.8 5.5 5.2 5.0 5.0 5.0 Other Fees 38.6 (0.5) 2.4 5.2 5.0 5.0 Expense Growth Rates (%): Salaries and Benefits 17.4 7.6 8.2 9.1 9.5 10.0 Occupancy 19.2 9.3 8.9 8.5 8.0 7.5 Other Store Expenses: 12.4 9.5 9.1 8.6 8.0 7.5 Region Expenses 12.7 11.4 10.9 9.5 9.0 8.5 Headquarters Expenses 14.6 7.9 7.0 6.0 5.0 4.0 Franchise Expenses 3.8 5.5 5.2 5.0 5.0 5.0 Capital Expenditures (8.0) 4.8 4.6 4.4 4.5 4.5 Other Assumptions (%): Effective Tax Rate 39.0 39.0 39.0 39.0 39.0 39.0 Provision for Loan Losses/Loan Fees & Interest 32.2 31.0 29.4 28.6 28.5 28.5 Depreciation & Amortization/Total Revenue 3.6 3.5 3.3 3.1 3.1 3.1 Working Capital Assumptions (%): Accounts Receivable/Total Revenue 1.8 1.8 1.8 1.8 1.8 1.8 Net Loans Receivable/Loan Fees & Interest 23.9 23.9 23.9 23.9 23.9 23.9 Other Current Assets/Total Revenue1 4.3 4.2 4.2 4.2 4.2 4.2 Money Orders Payable/Money Order Revenue 79.1 79.1 79.1 79.1 79.1 79.1 Accounts Payable/Total Expenses2 16.3 16.1 16.0 16.0 16.0 16.0 Growth in Minimum Cash ($mm) 10.5 8.4 8.4 8.4 8.4 8.4 Notes:
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cfl — Exhibit (c)(2) May 16, 2002 UBS Presentation(569324_1_SF).DOC Projected Operating Results Consolidated Income Statement Management Projections Assumed Growth Rates 2007P 2008P 2009P 2010P 2011P 2012P Revenues: Check Cashing 159.9 163.2 168.3 174.9 181.9 188.2 Short-Term Consumer Loans 136.8 168.2 198.9 231.5 268.5 308.8 Bill Payments 28.7 32.1 35.3 38.0 40.9 43.7 Money Transfers 15.6 16.1 16.9 16.1 15.3 14.5 Money Orders 7.3 7.4 7.5 7.8 8.0 8.2 Franchising 3.1 3.3 3.4 3.6 3.8 4.0 Other Fees 5.4 5.3 5.5 5.8 6.0 6.3 Total Revenues 356.7 395.6 435.9 477.6 524.4 573.8 Store Expenses: Salaries and Benefits 87.6 94.2 102.0 111.2 121.8 134.0 Occupancy 49.8 54.4 59.3 64.3 69.5 74.7 Provision for Loan Losses and Doubtful Accounts 42.4 49.4 56.8 64.2 76.5 88.0 Other Store Expenses: 49.8 54.5 59.5 64.6 69.8 75.0 Other Expenses: Region Expenses 29.2 32.5 36.1 39.5 43.1 46.7 Headquarters Expenses 25.0 27.0 28.8 30.6 32.1 33.4 Franchise Expenses 1.3 1.3 1.4 1.5 1.5 1.6 Expenses, Excl. Depreciation & Amortization 284.9 313.4 343.9 375.9 414.3 453.4 EBITDA 71.7 82.2 92.0 101.7 110.1 120.4 Note: For the fiscal years ended June 30 33